SECURITIES AND EXCHANGE COMMISSION
            Washington, D.C. 20549

                    FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
     The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)       December 6, 2002

        COMMISSION FILE NUMBER 0-9137

             U.S. GOLD CORPORATION
(Exact name of small business issuer in its charter)

        Colorado                   84-0796160
(State or other jurisdiction of  (I.R.S. Employer
incorporation or organization)    Identification
                                        No.)
       2201 Kipling Street, Suite 100,
        Lakewood, Colorado  80215
    (Address of principal executive office)
        (Zip Code)

Issuer's telephone number  (303) 238-1438

ITEM 5.  Other Events and Regulation FD Disclosure

A. Effective December 20, 2002 by individual letter agreement, William W. Reid, William
F. Pass and David C. Reid, each executive officers of U.S. Gold Corporation (the
"Corporation"), each respectively agreed to terminate, for no consideration, their respective Incentive Stock Option Agreements dated August 8, 2002 under the Corporation's
2002 Stock Option and Stock Grant Plan also dated August 8, 2002, covering an aggregate of 2,025,000 shares of Common Stock of the Corporation at option exercise price of $0.32/share and expiring August 8, 2012. No additional incentive stock option agreements or non-qualified stock option agreements have been granted to date under the 2002
Stock Option and Stock Grant Plan.  In
addition, the Corporation has terminated and cancelled, effective December 20, 2002, the 2002 Stock Option and Stock Grant Plan.
Both the 2002 Stock Option and Stock Grant
Plan and any incentive stock option
agreements thereunder were subject to
approval by the shareholders of the
Corporation at a meeting of
shareholders prior to any exercise of any stock option agreements thereunder, and such approval of shareholders has not to date been obtained.

B.      Effective December 6, 2002, U.S. Gold
Corporation (the "Corporation") entered
into an agreement with its President and Chief Executive Officer, William W. Reid, entitled Conditional Agreement Not To
Exercise Certain Stock Options Under Stock
Option Agreement Dated January 20, 1999
pursuant to the Corporation's Non-Qualified
Stock Option and Stock Grant Plan (the
"Plan") where by William W. Reid agreed not to exercise an aggregate 410,500 shares of Common Stock subject to that certain Stock
Option Agreement dated January 20, 1999 (the
"SOA") under Plan.  This Agreement was
necessary in order to allow the Corporation access to such number of shares of authorized but unissued shares of Common
Stock otherwise reserved for issuance under the Plan and the SOA for potential sale by the Corporation to third parties in private sale transactions. As inducement to William
W. Reid to enter into this Agreement, the Corporation has agreed to use its best efforts to replace the reserved shares under the Plan and the SOA subject to the Agreement to allow exercise of all shares under the SOA, or, if that were not possible, to otherwise keep William W. Reid whole in terms of the intrinsic economic value of any in-the-money stock options under the SOA subject to the limitation upon exercise by William W. Reid as provided in the Agreement.

C.      Effective December 6, 2002, U.S. Gold
Corporation (the "Corporation") entered
into an agreement with its Vice President and Chief Financial Officer, William F.
Pass, entitled Conditional Agreement Not To
Exercise Certain Stock Options Under Stock
Option Agreement Dated January 20, 1999
pursuant to the Corporation's Non-Qualified
Stock Option and Stock Grant Plan (the
"Plan") where by William F. Pass agreed not to exercise an aggregate 135,000 shares of Common Stock subject to that certain Stock
Option Agreement dated January 20, 1999 (the
"SOA") under Plan.  This Agreement was
necessary in order to allow the Corporation access to such number of shares of authorized but unissued shares of Common
Stock otherwise reserved for issuance under the Plan and the SOA for potential sale by the Corporation to third parties in private sale transactions. As inducement to William
F. Pass to enter into this Agreement, the Corporation has agreed to use its best efforts to replace the reserved shares under the Plan and the SOA subject to the Agreement to allow exercise of all shares under the SOA, or, if that were not possible, to otherwise keep William F. Pass whole in terms of the intrinsic economic value of any in-the-money stock options under the SOA subject to the limitation upon exercise by William F. Pass as provided in the Agreement.

D.      Effective December 6, 2002, U.S. Gold
Corporation (the "Corporation") entered
into an agreement with its Vice President, David C. Reid, entitled Conditional
Agreement Not To Exercise Certain Stock
Options Under Stock Option Agreement Dated
January 20, 1999 pursuant to the
Corporation's Non-Qualified Stock Option and
Stock Grant Plan (the "Plan") where by
David C. Reid agreed not to exercise an
aggregate 302,500 shares of Common Stock subject to that certain Stock Option
Agreement dated January 20, 1999 (the
"SOA") under Plan.  This Agreement was
necessary in order to allow the Corporation access to such number of shares of authorized but unissued shares of Common
Stock otherwise reserved for issuance under the Plan and the SOA for potential sale by the Corporation to third parties in private sale transactions. As inducement to David
C. Reid to enter into this Agreement, the Corporation has agreed to use its best efforts to replace the reserved shares under the Plan and the SOA subject to the Agreement to allow exercise of all shares under the SOA, or, if that were not possible, to otherwise keep David C. Reid whole in terms of the intrinsic economic value of any in-the-money stock options under the SOA subject to the limitation upon exercise by David C. Reid as provided in the Agreement.

E.      Effective December 6, 2002, U.S. Gold
Corporation (the "Corporation") entered
into an agreement with its non-executive director, John W. Goth, entitled Conditional
Agreement Not To Exercise Certain Stock
Options Under Stock Option Agreement Dated
January 20, 1999 pursuant to the
Corporation's Non-Qualified Stock Option and
Stock Grant Plan (the "Plan") where by John
W. Goth agreed not to exercise an aggregate
92,000 shares of Common Stock subject to that certain Stock Option Agreement dated
January 20, 1999 (the "SOA") under Plan.
This Agreement was necessary in order to allow the Corporation access to such number of shares of authorized but unissued shares of Common Stock otherwise reserved for issuance under the Plan and the SOA for potential sale by the Corporation to third parties in private sale transactions. As inducement to John W. Goth to enter into this Agreement, the Corporation has agreed to use its best efforts to replace the reserved shares under the Plan and the SOA subject to the Agreement to allow exercise of all shares under the SOA, or, if that were not possible, to otherwise keep John W.
Goth whole in terms of the intrinsic
economic value of any in-the-money stock options under the SOA subject to the limitation upon exercise by John W. Goth as provided in the Agreement.

F. Effective December 6, 2002, the Corporation and Resource Investment Trust Plc entered into a Subscription Agreement and Investment
Agreement covering the sale of 70,000 shares of the Corporation's Common Stock at $.40/share for aggregate purchase price of $28,000, pursuant to Rule 902 of Regulation
S under the United States Securities Act of
1933.  With this purchase Resource
Investment Trust Plc, who is the
Corporation's largest shareholder, owns a total of 3,232,373 shares of Common Stock representing approximately 20 percent of the total issued and outstanding shares of the Corporation at December 6, 2002.

G. The Corporation has and is actively engaged in discussions with various third parties to explore potential transactions which could include, but are not limited to, i) the sale of shares of Common Stock of the Corporation in private transactions to raise funding for the Corporation, ii) joint venture transaction involving the Tonkin Springs gold project located in Eureka County, Nevada, iii) debt financing incorporating both secured and unsecured borrowings by the Corporation, iv) consideration of supporting a merger proposal of the Corporation into or alternative transaction with another public entity, or v) any combination of the above or other transactions.

ITEM 7. Financial Statements and Exhibits

Exhibit 10.1*  Letter Agreement dated December 20,
2002 by and between William W. Reid and the Corporation terminating for no consideration that certain Incentive Stock Option Agreement dated
August 20, 2002, covering an aggregate of 900,000 shares of Common Stock of the Corporation at exercise price of $0.32/share.

Exhibit 10.2*  Letter Agreement dated December 20,
2002 by and between David C. Reid and the Corporation terminating for no consideration that certain Incentive Stock Option Agreement dated
August 20, 2002, covering an aggregate of 750,000 shares of Common Stock of the Corporation at exercise price of $0.32/share.

Exhibit 10.3*  Letter Agreement dated December 20,
2002 by and between William F. Pass and the Corporation terminating for no consideration that certain Incentive Stock Option Agreement dated
August 20, 2002, covering an aggregate of 375,000 shares of Common Stock of the Corporation at exercise price of $0.32/share.

Exhibit 10.4*   Conditional Agreement Not To
Exercise Certain Stock Options Under Stock Option
Agreement Dated January 20, 1999 by and between
William W. Reid and the Corporation.

Exhibit 10.5*  Conditional Agreement Not To
Exercise Certain Stock Options Under Stock Option
Agreement Dated January 20, 1999 by and between
William F. Pass and the Corporation.

Exhibit 10.6*  Conditional Agreement Not To
Exercise Certain Stock Options Under Stock Option
Agreement Dated January 20, 1999 by and between
David C. Reid and the Corporation.

Exhibit 10.7*  Conditional Agreement Not To
Exercise Certain Stock Options Under Stock Option
Agreement Dated January 20, 1999 by and between
John W. Goth and the Corporation.

Exhibit 10.8*  Subscription Agreement and
Investment Agreement dated effective December 6,
2002 by and between U.S. Gold Corporation and Resource Investment Trust PLC covering the purchase of 70,000 shares of Common Stock at $.40/share in a private transaction

Signatures

Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             U.S. Gold Corporation
                 (Registrant)

Date: December 23, 2002  /s/ William W. Reid
        President, Chief Executive Officer and
Chairman of the Board of Directors

Date: December 23, 2002  /s/ William F. Pass
Vice President and Chief Financial
Officer